UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 13, 2019, the Federal Home Loan Bank of New York ("Bank") informed eligible employees about their opportunities under the Bank’s 2019 Incentive Compensation Plan (the "2019 Plan").

Overview of the 2019 Plan

The objective of the Bank’s 2019 Plan is to motivate employees to take actions that support the Bank’s strategies and lead to the attainment of the Bank’s business plan and fulfillment of its mission. The 2019 Plan is also intended to help retain employees by affording them the opportunity to share in the Bank's performance results. The 2019 Plan seeks to accomplish these objectives by linking annual cash pay-out award opportunities to Bank performance and to individual performance. All salaried exempt and non-exempt employees are eligible to participate in the 2019 Plan. Awards under the 2019 Plan, if any, will be calculated based upon performance during 2019 and will generally be paid to participants on or before March 10, 2020, subject to regulatory approval and the deferral feature for Management Committee participants discussed below.

Deferral Component For Management Committee Members

The 2019 Plan provides that 50% of the actual amount of the incentive award (if any) under the 2019 Plan communicated to Management Committee participants (which includes the Bank’s named executive officers) will be deferred (the "Deferred Incentive Award") such that 33 1/3% of the Deferred Incentive Award will ordinarily be paid (subject to certain additional conditions specified in the 2019 Plan) within the first two and a half weeks of March 2021, 2022, and 2023 respectively. An employee who terminates employment with the Bank other than for "good reason" or who is terminated by the Bank for "cause" (each as defined in the 2019 Plan) will forfeit any portion of the Deferred Incentive Award that has not yet been paid upon such termination. In addition, the Deferred Incentive Award will be paid in full in connection with a "change in control" (as defined in the 2019 Plan). The Bank will pay to participants an interest rate on deferred amounts equal to the Bank’s return on equity over the deferral period, subject to a floor of zero.

Clawback

If, within 3 years after an incentive has been paid or calculated as owed to a participant who is a member of the Bank’s Management Committee, it is discovered that such amount was based on the achievement of financial or operational goals within this Plan that subsequently are deemed by the Bank to be inaccurate, misstated or misleading, the Board shall review such incentive amounts paid or owed. Inaccurate, misstated and/or misleading achievement of financial or operational goals shall include, but not be limited to, overstatements of revenue, income, capital, return measures and/or understatements of credit risk, market risk, operational risk or expenses.

Measurements Used by the 2019 Plan

The 2019 Plan incorporates two sets of goals: (a) Bankwide performance goals, and (b) individual performance goals.

The three Bankwide performance goals are: "Business Effectiveness"; "Growth Effectiveness"; and "Community Investment Effectiveness".

The Business Effectiveness goal has two components -- return and risk. Return will be measured by Dividend Capacity, which is essentially net income excluding gains and losses related to derivatives and hedging activities. Risk will be measured by calculating two sets of metrics: (i) market, capital and earnings risk exposure, which attempts to broadly cover financial risks within the Bank’s book of business, and (ii) business operations and controls exposure, which attempts to focus on the effectiveness of controls used to manage the risks associated with business activities and operational processes.

The Bank’s Growth Effectiveness goal will be measured by the number of new members, new borrowers, advances balances, and advances market share during 2019 that are intended to position the Bank for future growth and mission fulfillment.

Finally, the Bank’s Community Investment Effectiveness goal will be measured by the Bank’s achievements in a defined set of housing and community development activities.

The aforementioned Bankwide performance goals specify performance levels required to receive incentive award amounts. ‘Threshold’ performance level(s) are the minimum performance that results in the lowest compensation award. Target performance goal(s) reflect expected performance in alignment with the Bank’s plan for the year. ‘Maximum’ performance level(s) represent a "reach" for the Bank. There will be no payout to participants for Bankwide goals if results on all Bankwide goals fall below the threshold level.

Separately, the individual performance goals utilize individual, department and group performance measures where appropriate and applicable. 2019 Plan awards will only be paid to participants who have attained at least a specified threshold rating on their individual performance evaluations and who do not have any unresolved disciplinary matters. Participants may receive a 2019 Plan award payment for individual performance even if Bankwide goal results are such that no payments are awarded for the Bankwide portion of the Incentive Plan.

Weighting of Bankwide Goals and Individual Goals Under the 2019 Plan

The Bank believes that employees at higher ranks have a greater degree of impact on the achievement of Bankwide goals than employees at lower ranks. Therefore, employees at higher ranks have a greater weighting placed on the Bankwide performance component of their incentive award opportunities as opposed to the individual performance component. For the Bank’s President and the other Management Committee members, the overall incentive compensation opportunity in the 2019 Plan is weighted 90% on Bankwide performance goals and 10% on individual performance goals.

Determining Incentive Compensation Award Payout Opportunities Under the 2019 Plan

Under the 2019 Plan, eligible employees are assigned an incentive compensation award opportunity which is expressed as a percentage of the employee’s base salary for the 2019 Plan year. With respect to the Bank’s President (who is also a Management Committee member and the Bank’s principal executive officer), the incentive compensation award opportunity for 2019 is as follows:

50% of Base Salary (Threshold)
80% of Base Salary (Target)
100% of Base Salary (Maximum)

With respect to the rest of the Management Committee members, the incentive compensation award opportunity for 2019 is as follows:

30% of Base Salary (Threshold)
50% of Base Salary (Target)
75% of Base Salary (Maximum)

Administration

The 2019 Plan will generally be administered by the President, subject to any requirements for review and approval by the C&HR Committee that the C&HR Committee may establish. The results of the Bankwide goals and the resulting awards, if any, will be reviewed and approved by the C&HR Committee before disbursement. In all areas not specifically reserved by the C&HR Committee for its review and approval, the decisions of the President or his designee concerning the 2019 Plan shall be binding on the Bank and on all Participants. Award determinations for the President shall be handled by the C&HR Committee.

A copy of the 2019 Plan is included as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Bank 2019 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: March 18, 2019	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer